First Financial Northwest, Inc.

February 2021

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 30 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	8	31
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	7	35
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	17	20
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	7	40
Simon Soh	SVP, Chief Credit Officer (FFNWB)	10	33

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $12.74 (1/29/2021)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Long-term goal: Reduce cost of funds through expanded network

Recent expansion into new markets driving higher costs

	Quarter Ended				
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
Performance Ratios					
Return on assets	0.77%	0.60%	0.63%	0.51%	0.79%
Return on equity	6.76	5.34	5.59	4.30	6.64
Equity-to-assets ratio	11.26	11.34	10.86	11.50	11.65
Net interest margin	3.29	3.07	3.12	3.11	3.09
Efficiency ratio	68.55	70.88	73.18	77.60	71.04
Noninterest expense/average total assets	2.46	2.26	2.33	2.51	2.40
Capital Ratios (1)					
Tier 1 leverage ratio	10.29%	10.03%	10.02%	10.25%	10.27%
Total capital ratio	15.57	15.26	14.95	14.67	14.38
Asset Quality Ratios					
Nonperforming assets/total assets	0.18%	0.19%	0.19%	0.20%	0.04%
ALLL as a percent of total loans	1.36	1.27	1.20	1.22	1.18
Yields and Costs					
Yield on loans	4.61%	4.49%	4.72%	4.94%	5.05%
Cost of funds	1.07	1.19	1.34	1.69	1.82

(1) Capital ratios are for First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
	(Dollars in thousands, except share data)				
Net interest income	$ 10,650	$ 10,088	$ 10,067	$ 9,664	$ 9,698
Provision for loan losses	600	700	300	300	--
Net interest income after provision for loan losses	10,050	9,388	9,767	9,364	9,698
Total noninterest income	1,654	1,011	789	990	1,523
Total noninterest expense	8,435	7,867	7,944	8,268	7,971
Income before federal income tax provision	3,269	2,532	2,612	2,086	3,250
Federal income tax provision	622	450	469	402	635
Net income	$ 2,647	$ 2,082	$ 2,143	$ 1,684	$ 2,615
Total assets	$ 1,387,669	$ 1,365,469	$ 1,418,355	$ 1,331,213	$ 1,341,885
Book value per share	$ 16.05	$ 15.62	$ 15.32	$ 15.03	$ 15.25
Tangible book value per share [(1)]	15.88	15.44	15.14	14.85	15.07

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation between the GAAP and non-GAAP financial measures.

Top 10 States in Population Growth (#)

Top 10 States in Numeric Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Numeric Growth
1	Texas	25,146,091	28,628,666	28,995,881	367,215
2	Florida	18,804,564	21,244,317	21,477,737	233,420
3	Arizona	6,392,288	7,158,024	7,278,717	120,693
4	North Carolina	9,535,751	10,381,615	10,488,084	106,469
5	Georgia	9,688,729	10,511,131	10,617,423	106,292
6	Washington	6,724,540	7,523,869	7,614,893	91,024
7	Colorado	5,029,319	5,691,287	5,758,736	67,449
8	South Carolina	4,625,366	5,084,156	5,148,714	64,558
9	Tennessee	6,346,276	6,771,631	6,829,174	57,543
10	Nevada	2,700,677	3,027,341	3,080,156	52,815

Source: U.S. Census Bureau

Local Economy

Largest Office Tenants in the Seattle Metro Area

Company	Square Feet Occupied*
Boeing	23.24 million
amazon	17.52 million
Microsoft	8.18 million
Costco Wholesale	4.28 million
NORDSTROM	2.30 million
Starbucks	2.26 million
T-Mobile	1.87 million
facebook	1.64 million
Google	1.61 million

In a pandemic world, Tech Giants still believe in physical office space

amazon

In early September 2020 Amazon detailed plans to build or lease space in Bellevue for 25,000 employees by mid-2020s

facebook

With 850K sq ft already under development in the same business district, Facebook is buying REI's new, unused 400K sq ft campus complex

Google

Google recently purchased additional land in Kirkland for a total estimated 2.8 million sq ft in office space when development is complete; 5,750 current headcount in the region

*Includes office, industrial, retail and residential spaces, if any

Source: Largest Office Tenants In The Seattle Metro Area, *Puget Sound Business Journal*, August 14, 2020

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper



Everett
Seattle
Tacoma
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland
Crossroads
Issaquah
The Landing
Renton – HQ
Kent Station
Gig Harbor
University Place

Issaquah office expected to open March 2021

Office Experience

Technology Centered Branch Concept


First Financial
Northwest Bank
innovative
First Financial
Northwest Bank
Edmonds
Arts & Culture Calendar

Deposit Composition

*Excludes bank-owned and brokered deposits**

12/31/2012



$18.3M
2.8%
$22.1M
3.3%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

12/31/2018



$86.2M
10.2%
$24.8M
3.0%
$391.2M
46.5%
$339.0M
40.3%
CDs
MMAs
Checking
Savings

Total Deposits: $841.2M

12/31/2019



$118.7M
12.6%
$17.4M
1.9%
$425.1M
45.3%
$377.8M
40.2%
CDs
MMAs
Checking
Savings

Total Deposits: $939.1M

12/31/2020



$19.2M
1.8%
$199.5M
18.2%
$409.6M
37.4%
$465.4M
42.6%
CDs
MMAs
Checking
Savings

Total Deposits: $1.09B

*Brokered deposits were none at December 31, 2020; $94.5M at December 31, 2019; $97.8M at December 31, 2018; and none at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Implemented branch expansion strategy with Mill Creek office in 2015
$22,158
$8,700
$13,458
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$199,467
$91,285
$108,182
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired branches

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Legacy	1	1923	$ 668,335	$ 643,363	$ 616,125	$ 597,732	$ 605,080	$ 602,947	$ 559,698
De Novo	8	2015 – 2020	283,683	209,457	144,153	93,262	36,908	6,309	–
Acquired*	4	2017	141,615	86,242	80,929	73,020	–	–	–
Branch Deposits	13		**1,093,633**	**939,062**	**841,207**	**764,014**	**641,988**	**609,256**	**559,698**
Brokered Deposits	–		–	94,472	97,825	75,488	75,488	66,151	54,429
Total Deposits			**$ 1,093,633**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**	**$ 614,127**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $12,000 at December 31, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

Office Expansion Strategy

Gig Harbor Office Now Open; Issaquah Expected Q1 2021

Location	County	Type	Opened	Deposits (in thousands)				
				12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Renton	King	HQ	1923	$ 668,335	$ 669,055	$ 713,750	$ 650,999	$ 643,363
Mill Creek	Snohomish	*De Novo*	Q3 2015	31,464	33,175	32,646	35,540	34,716
Edmonds	Snohomish	*De Novo*	Q1 2016	76,956	67,732	63,521	56,025	49,789
The Landing Renton	King	*De Novo*	Q3 2016	30,653	31,088	29,154	29,792	29,526
Crossroads/Bellevue	King	*De Novo*	Q2 2017	79,856	76,268	77,539	74,499	75,324
Woodinville (1)	King	Acquired	Q3 2017	34,842	31,500	32,671	30,759	25,885
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	36,317	36,328	31,957	27,039	19,759
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	30,573	29,189	28,398	16,320	15,439
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	39,883	34,476	33,926	26,855	25,159
Bothell	King	*De Novo*	Q2 2018	12,701	12,393	14,671	10,980	11,845
Kent Station (2)	King	*De Novo*	Q1 2019	37,783	28,601	26,517	15,230	8,214
Kirkland (2)	King	*De Novo*	Q4 2019	9,105	7,218	6,822	264	43
University Place (2)	Pierce	*De Novo*	Q1 2020	2,185	2,659	2,148	225	–
Gig Harbor (2)	Pierce	*De Novo*	Q4 2020	2,980	–	–	–	–
Brokered Deposits				–	10,000	32,448	25,457	94,472
			Total	**$ 1,093,633**	**$ 1,069,682**	**$ 1,126,168**	**$ 999,984**	**$1,033,534**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $12,000 at December 31, 2020; $14,000 at September 30, 2020; $17,000 at June 30, 2020; $22,000 at March 31, 2020; and $28,000 at December 31, 2019.

(2) Kent Station opened in January 2019; Kirkland, November 2019; University Place, March 2020; and Gig Harbor, October 2020.

Noninterest Expense to Average Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Overhead to Average Assets
(Washington State median)
2.57%*

*The median ratio of noninterest expense divided by average assets for FDIC-insured institutions headquartered in the state.
Source: FDIC State Profile – Washington, Third Quarter 2020.

Retail Fee Income


In thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
2018
2019
2020
$181
$391
$1,074
$1,365
$1,292
$1,490
$1,418
$183
$813
$919
$611
$879
$663
$181
$208
$261
$446
$681
$733
$755
Deposit related fees
Wealth management revenue*
Total retail fee income

*The Bank began offering wealth management services during the second quarter of 2015.

Interest Rate Risk Management

Net Interest Income Change at September 30, 2020		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 43,410	2.57%
+200	42,801	1.13
+100	42,367	0.11
Base	42,321	–
(100)	43,333	2.39

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and September 30, 2020, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

Total Loan Portfolio

12/31/2020
Net loans receivable $1.10B


CRE
$385.3 M
34.5%
1-4 Family
$382.0 M
34.2%
PPP
$41.3 M
3.7%
Business &
Consumer
$80.0 M
7.1%
Multifamily
$136.7 M
12.2%
Construction/Land
$92.2 M
8.3%

Concentrations of credit*

Construction loans as % of total capital – **61.6%**

Non-owner occupied commercial real estate as % of total capital – **390.1%**

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

9/30/2020
Net loans receivable $1.13B


CRE
$389.8 M
33.9%
1-4 Family
$391.9 M
34.0%
PPP
$52.0 M
4.5%
Business &
Consumer
$74.6 M
6.5%
Multifamily
$142.6 M
12.4%
Construction/Land
$99.6 M
8.7%

12/31/2019
Net loans receivable $1.11B


CRE
$395.2 M
35.2%
1-4 Family
$372.5 M
33.2%
Business &
Consumer
$68.0 M
6.1%
Multifamily
$172.9 M
15.4%
Construction/Land
$113.7 M
10.1%

Nonperforming Loans & Assets



2.00%
1.50%
1.00%
0.50%
0.00%
1.38%
1.18%
1.15%
0.85%
0.65%
0.57%
0.55%
0.43%
0.58%
0.49%
0.49%
0.46%
Includes TDRs as reported by SNL Financial
0.02% 0.05%
0.02% 0.05%
0.05% 0.08%
0.07% 0.10%
0.01% 0.05%
0.01% 0.05%
0.01% 0.05%
0.01% 0.04%
0.20% 0.20%
0.19% 0.19%
0.18% 0.19%
0.19% 0.18%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Net Charge-Off Rates



5.8%
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.5%
0.7%
0.1%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1 20
Q2 20

Annual Net Charge-Off Rates (1990-Q2 2020)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.31%	0.33%	0.91%	0.97%	0.54%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 44% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	886,831	0	9.06%	8,087,899	09-30-2020	13F
Renaissance Technologies LLC	683,341	-23,314	6.98%	6,232,070	09-30-2020	13F
BlackRock Institutional Trust Company, N.A.**	366,212	37	3.74%	3,339,853	09-30-2020	13F
The Vanguard Group, Inc.	349,483	0	3.57%	3,187,285	09-30-2020	13F
Fourthstone LLC	313,758	50,756	3.21%	2,861,473	09-30-2020	13F
M3F, Inc.	244,728	30,242	2.50%	2,231,919	09-30-2020	13F
BHZ Capital Management, LP	184,395	0	1.88%	1,681,682	09-30-2020	13F
BlackRock Financial Management, Inc.	151,532	-9,462	1.55%	1,381,972	09-30-2020	13F
BofA Global Research (US)	135,947	-6,220	1.39%	1,239,837	09-30-2020	13F
Bridgeway Capital Management, Inc.	119,752	0	1.22%	1,092,138	09-30-2020	13F
Brandywine Global Investment Management, LLC	86,297	18,500	0.88%	787,029	09-30-2020	13F
Mellon Investments Corporation	78,083	-2,668	0.80%	712,117	09-30-2020	13F
Acadian Asset Management LLC	77,021	-2,273	0.79%	702,432	09-30-2020	13F
BlackRock Investment Management (UK) Ltd.	76,340	-102	0.78%	696,221	09-30-2020	13F
Mariner Wealth Advisors	70,901	70,901	0.72%	646,617	09-30-2020	13F
Geode Capital Management, L.L.C.	57,062	-799	0.58%	520,405	09-30-2020	13F
PL Capital, LLC	50,000	50,000	0.51%	456,000	09-30-2020	13F
Arbiter Partners Capital Management, LLC	46,893	0	0.48%	427,664	09-30-2020	13F
Goldman Sachs & Company, Inc.	40,941	-7,336	0.42%	373,382	09-30-2020	13F
BlackRock Japan Co., Ltd.**	36,421	-6,951	0.37%	332,160	09-30-2020	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,010,704	0	10.33%	9,925,113	04-13-2020	Proxy
First Financial Northwest Foundation	960,000	0	9.81%	9,427,200	04-13-2020	Proxy
Lee Joann E	97,594	3,539	*	890,057	09-29-2020	Form 4
Soh Simon	40,070	1,365	*	365,438	03-04-2020	Form 4
Kiley Joseph W III	27,166	-2,000	*	247,753	10-29-2020	Form 4
Clariza Ronnie J	22,230	942	*	202,737	03-04-2020	Form 4
Jacobson Richard P	21,689	1,922	*	197,803	03-04-2020	Form 4
Riccobono Richard M	19,455	3,539	*	177,429	09-29-2020	Form 4
Stevens Daniel L	13,797	3,539	*	125,828	09-29-2020	Form 4
Harrison Dalen D	8,555	1,823	*	78,021	03-04-2020	Form 4

Source: Nasdaq

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 634,715 shares, or 6.5% of outstanding shares, beneficially owned by its subsidiaries as of September 30, 2020.

Total Return – FFNW vs. KRX

12/31/2012 to 12/31/2020


220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
+99%
+94%
KRX (+94%)
FFNW (+99%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- **Q4 2020, the Company repurchased 174,732 shares of common stock at an average price of $10.38 under a Board-authorized plan that expired January 31, 2021**
- **Full-year 2020, the Company repurchased 544,626 shares of common stock at an average price of $10.44 under the two separate plans in effect during the year**
- In December 2020, the Board approved a new share repurchase plan to commence on February 1, 2021, and expire no later than August 13, 2021
- The plan authorizes the repurchase of up to 5% of shares outstanding, or approximately 486,000 shares
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
2020
Shares Rep.: 544,626
Shares Rep. / ADTV: 23.2x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
Stock Price
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019
2020
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	53.2x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 12/31/2020.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by cultivating organic growth while remaining opportunistic with regards to acquisition of earning assets and/or branches
- Continue efficient deposit gathering strategy implemented in 2015 to attract new customers, grow and diversify deposit mix
- Opened first offices in Pierce County, University Place (#13 - Q1 2020) and Gig Harbor (#14 – Q4 2020); Issaquah, King County (#15) to open Q1 2021
- **Pause expansion to focus on growing relationships and improving efficiencies**
- **Aggressively expand relationship opportunities via "new" PPP customers**
- Focus on growing one-to-four family portfolio, with specific emphasis on investor property loans and jumbo mortgages
- Expand foreign national niche
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts expected to deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

Small Business Lending

- Expand SBA department and achieve SBA preferred lender status in 2021
- Grow and enhance organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)

Classic / Collectible Auto

Build a classic and collectible auto loan portfolio of approximately $40 million in conjunction with Woodside Credit, Newport Beach, CA

COVID-19 Response

The Bank is committed to assisting its customers and communities in response to the COVID-19 pandemic, including providing certain short-term loan modifications. In addition, the Bank is participating in the PPP as an SBA lender. The Bank continues to take the steps necessary while working with its loan customers to effectively manage the portfolio through the ongoing uncertainty surrounding the duration, impact and government response to the crisis.

Paycheck Protection Program

The SBA provides assistance to small businesses impacted by COVID-19 through the PPP, which was designed to provide near-term relief to help small businesses sustain operations. The deadline for PPP loan applications to the SBA under the original PPP was August 8, 2020. Under this program, as of December 31, 2020, there were 372 PPP loans outstanding totaling $41.3 million, down from 462 PPP loans totaling $52.0 million as of September 30, 2020, and $51.7 million representing 455 loans as of June 30, 2020. A total of 307, or more than 82%, of the remaining loans at December 31, 2020, are for loan amounts of $150,000 or less and represent $13.5 million of the total, of which 199 loans, representing $3.6 million, are for loan amounts of $50,000 or less. As of December 31, 2020, a total of 146 PPP loans totaling $11.2 million had been approved for forgiveness under the SBA program. Recent legislation reopened the PPP through March 31, 2021, by authorizing $284.5 billion in funding for eligible small businesses and nonprofits. In January, the Bank began accepting and processing loan applications under this second PPP program.

Modifications

The primary method of relief is to allow the borrower to defer their loan payments for three to six months, while certain borrowers are allowed to pay interest only or have payment deferrals for periods longer than six months depending upon their specific circumstances. The CARES Act and regulatory guidelines suspend the determination of certain loan modifications related to the COVID-19 pandemic from being treated as TDRs. Recent legislation extended this accounting treatment through the earlier of 60 days after the national emergency termination date or January 1, 2022.

Loans on Deferral Status

	As of December 31, 2020					As of September 30, 2020		As of June 30, 2020	
	Balance of loans with modifications of 4-6 months	Balance of loans with modifications of greater than 6 months	Total balance of loans with modifications granted	Total loans	Modifications as % of total loans in each category	Total balance of loans with modifications granted	Modifications as % of total loans in each category	Total balance of loans with modifications granted	Modifications as % of total loans in each category
	(Dollars in thousands)					(Dollars in thousands)		(Dollars in thousands)	
One-to-four family residential	$ 745	$ 1,027	$ 1,772	$ 381,960	0.5 %	$ 2,048	0.5 %	$ 27,972	7.3 %
Multifamily	-	2,347	2,347	136,694	1.7	2,349	1.6	7,534	4.7
Commercial real estate:									
Office	-	-	-	84,311	-	-	-	2,408	2.9
Retail	-	3,972	3,972	114,117	3.5	8,667	7.1	23,730	19.5
Mobile home park	-	-	-	28,094	-	-	-	-	-
Hotel/motel	-	30,501	30,501	69,304	44.0	35,117	50.8	40,023	58.7
Nursing home	-	6,368	6,368	12,868	49.5	6,368	49.5	11,768	100.0
Warehouse	-	-	-	17,484	-	8,844	50.5	8,796	50.5
Storage	-	-	-	33,671	-	-	-	-	-
Other non-residential	-	-	-	25,416	-	-	-	2,114	8.2
Total commercial real estate	-	40,841	40,841	385,265	10.6	58,996	15.1	88,839	22.7
Construction/land	-	-	-	92,207	-	-	-	1,100	1.1
Business:									
Aircraft	-	-	-	10,811	-	-	-	1,364	8.8
SBA	-	-	-	928	-	-	-	-	-
PPP	-	-	-	41,251	-	-	-	-	-
Other business	-	-	-	27,673	-	1,899	9.0	2,722	14.9
Total business	-	-	-	80,663	-	1,899	2.2	4,086	4.7
Consumer:									
Classic/collectible auto	-	190	190	29,359	0.6	191	0.7	1,831	7.4
Other consumer	-	-	-	11,262	-	-	-	760	5.3
Total consumer	-	190	190	40,621	0.5	191	0.5	2,591	6.6
Total loans with COVID-19 pandemic concessions	$ 745	$ 44,405	$ 45,150	$ 1,117,410	4.0 %	$ 65,483	5.7 %	$ 132,122	11.4 %

Additional Portfolio Details

The Bank is monitoring its loan portfolio for delinquent loans that have not requested modification qualifying under the CARES Act or regulatory guidance. The following table presents the loan to value ("LTV") ratios of select segments of our loan portfolio at December 31, 2020, that may be more likely to be impacted by COVID-19 pandemic considerations. The LTV ratio is derived by dividing the current loan balance by the lower of the original appraised value or purchase price of the real estate or other collateral:

	As of December 31, 2020				
	LTV 0-60%	LTV 61-75%	LTV 76%+	Total	Average LTV
Category: (1)			(Dollars in thousands)		
One-to-four family	$ 236,286	$ 147,465	$ 31,605	$ 415,356	40.07%
Church	1,372	-	-	1,372	46.39
Classic/collectible auto	5,006	11,776	12,577	29,359	67.56
Gas station	3,507	-	508	4,015	51.02
Hotel / motel	58,532	10,772	-	69,304	59.59
Marina	7,781	-	-	7,781	37.88
Mobile home park	20,054	7,665	375	28,094	39.71
Nursing home	12,868	-	-	12,868	20.87
Office	59,808	24,108	4,303	88,219	46.81
Other non-residential	9,971	2,277	-	12,248	42.85
Retail	77,733	36,384	-	114,117	49.89
Storage	24,378	11,169	-	35,547	44.05
Warehouse	15,577	1,907	-	17,484	43.63

(1) Represents select segments of loans that may include construction loans; classifications may differ from those used elsewhere because they are based on type of collateral rather than loan category.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District
Dignity for Divas
YWCA
Renton Area Youth & Family Services (RAYS)
Habitat for Humanity
Clothes for Kids
Lake Stevens Food Bank
Mount Baker Housing Association
Lifelong

In first few weeks of the COVID-19 lockdown our team raised over $1,000 for each of 30 local nonprofits with a #30nonprofitsin30days challenge

All employees have CRA hours tied to Incentive Payout

7.4 average CRA qualified hours per employee in 2019

Auction Team nationally recognized by American Banking Association with a 2019 ABA Foundation Community Commitment Award

Thank You



Right Away
First Financial
Northwest Bank

APPENDIX

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include: pre-tax, pre-provision income; tangible assets; tangible book value per share; tangible equity to tangible assets ratio; and ALLL as a percent of total loans excluding PPP loans. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following tables provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 156,302	$ 154,778	$ 153,976	$ 153,092	$ 156,319
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	824	860	896	932	968
Tangible equity (Non-GAAP)	$ 154,589	$ 153,029	$ 152,191	$ 151,271	$ 154,462
Total assets (GAAP)	1,387,669	1,365,469	1,418,355	1,331,213	1,341,885
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	824	860	896	932	968
Tangible assets (Non-GAAP)	$ 1,385,956	$ 1,363,720	$ 1,416,570	$ 1,329,392	$ 1,340,028
Common shares outstanding at period end	9,736,875	9,911,607	10,048,961	10,184,411	10,252,953
Equity to assets ratio	11.26%	11.34%	10.86%	11.50%	11.65%
Tangible equity ratio	11.15	11.22	10.74	11.38	11.53
Book value per share	$ 16.05	$ 15.62	$ 15.32	$ 15.03	$ 15.25
Tangible book value per share	15.88	15.44	15.14	14.85	15.07

Non-GAAP Financial Measures

	Quarter Ended				
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
	(Dollars in thousands, except per share data)				
ALLL on loans to total loans receivable, excluding PPP loans:					
Allowance for loan losses	$ 15,174	$ 14,568	$ 13,836	$ 13,530	$ 13,218
Total loans (GAAP)	$ 1,117,410	$ 1,150,481	$ 1,154,132	$ 1,105,959	$ 1,122,238
Less:					
PPP loans	41,251	52,045	51,661	-	-
Total loans excluding PPP loans (Non-GAAP)	$ 1,076,159	$ 1,098,436	$ 1,102,471	1,105,959	1,122,238
ALLL as a percent of total loans	1.36%	1.27%	1.20%	1.22%	1.18%
ALLL as a percent of total loans excluding PPP loans	1.41%	1.33%	1.25	1.22	1.18

	Year Ended December 31,				
	2020	2019	2018	2017	2016
	(Dollars in thousands, except per share data)				
Pre-tax, pre-provision income:					
Net income (GAAP)	$ 8,556	$ 10,369	$ 14,899	$ 8,479	$ 8,892
Plus:					
Federal income tax provision	1,942	2,562	3,693	4,942	3,712
Provision (recapture of provision) for loan losses	1,900	(300)	(4,000)	(400)	1,300
Pre-tax, pre-provision income (Non-GAAP)	$ 12,398	$ 12,631	$ 14,592	$ 13,021	$ 13,904

Non-GAAP Financial Measures

	Year Ended December 31,				
	2020	2019	2018	2017	2016
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 156,302	$ 156,319	$ 153,738	$ 142,634	$ 138,125
Less:					
Goodwill	889	889	889	889	-
Core deposit intangible	824	968	1,116	1,266	-
Tangible equity (Non-GAAP)	$ 154,589	$ 154,462	$ 151,733	$ 140,479	$ 138,125
Total assets (GAAP)	1,387,669	1,341,885	1,252,424	1,210,229	1,037,584
Less:					
Goodwill	889	889	889	889	-
Core deposit intangible	824	968	1,116	1,266	-
Tangible assets (Non-GAAP)	$ 1,385,956	$ 1,340,028	$ 1,250,419	$ 1,208,074	$ 1,037,584
Common shares outstanding at period end	9,736,875	10,252,953	10,710,656	10,748,437	10,938,251
Equity to assets ratio	11.26%	11.65%	12.28%	11.79%	13.31%
Tangible equity ratio	11.15	11.53	12.13	11.63	13.31
Book value per share	$ 16.05	$ 15.25	$ 14.35	$ 13.27	$ 12.63
Tangible book value per share	15.88	15.07	14.17	13.07	12.63
ALLL on loans to total loans receivable, excluding PPP loans:					
Allowance for loan losses	$ 15,174	$ 13,218	$ 13,347	$ 12,882	$ 10,951
Total loans (GAAP)	$ 1,117,410	$ 1,122,238	$ 1,037,429	$ 1,002,694	$ 828,161
Less:					
PPP loans	41,251	-	-	-	-
Total loans excluding PPP loans (Non-GAAP)	$ 1,076,159	$ 1,122,238	$ 1,037,429	$ 1,002,694	$ 828,161
ALLL as a percent of total loans	1.36%	1.18%	1.29%	1.28%	1.32%
ALLL as a percent of total loans excluding PPP loans	1.41%	1.18%	1.29	1.28	1.32